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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint Candace S. Cummings, Robert K. Shearer, and Peter E. Keene, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof] of the Securities and Exchange Commission for the fiscal year of V.F. Corporation ended January 1, 2000.

         IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 8th day of February, 2000.

ATTEST:                                        V.F. CORPORATION

/s/ Candace S. Cummings                        By: /s/ Mackey J. McDonald
------------------------                       ------------------------
Candace S. Cummings                            Mackey J. McDonald
Secretary                                      Chairman of the Board, President
                                               and Chief Executive Officer

Principal Executive Officer:                   Principal Financial Officer:

/s/ Mackey J. McDonald                         /s/ R.K. Shearer
------------------------                       ------------------------
Mackey J. McDonald                             Robert K. Shearer
Chairman of the Board, President               Vice President-Finance and
and Chief Executive Officer                    Chief Financial Officer

Principal Accounting Officer:

/s/ Peter E. Keene
------------------------
Peter E. Keene, Controller


                                               /s/ Robert D. Buzzell
------------------------                       ------------------------
Erskine B. Bowles, Director                    Robert D. Buzzell, Director

                                               /s/ Ursula Fairbairn
------------------------                       ------------------------
Edward E. Crutchfield, Director                Ursula F. Fairbairn, Director

/s/ Barbara S. Feigin                          /s/ George Fellows
------------------------                       ------------------------
Barbara S. Feigin, Director                    George Fellows, Director

/s/ Daniel R. Hesse                            /s/ Robert J. Hurst
------------------------                       ------------------------
Daniel R. Hesse, Director                      Robert J. Hurst, Director

/s/ Mackey J. McDonald                         /s/ M. Rust Sharp
------------------------                       ------------------------
Mackey J. McDonald, Director                   M. Rust Sharp, Director

/s/ L. Dudley Walker
------------------------
L. Dudley Walker, Director